DSW Inc. Reports Fourth Quarter and Fiscal Year 2012 Financial Results

•	Fourth quarter sales increase 15.7% to $594.3 million; comparable sales increase 3.6%

•	Including a net loss of $0.10 per share of legacy charges from RVI, Reported EPS totals $0.59

•	Fourth quarter Adjusted EPS rises to $0.69 per share, an increase of 35.3% per share

•	Full year sales increase 11.5% to $2,257.8 million; comparable sales increase 5.5%

•	Full year Reported EPS totals $3.23 including $0.12 per share in one time net charges

•	Adjusted EPS rises to $3.35 per share for the full year, up from $3.00 per share in 2011

COLUMBUS, Ohio, March 19, 2013 - DSW Inc. (NYSE: DSW), a leading branded footwear and accessories retailer, announced financial results for the fourteen week and fifty-three week periods ending February 2, 2013, which compare to the thirteen week and fifty-two week periods ending January 28, 2012.

“I am proud of what we have accomplished as a team. We delivered solid sales and earnings growth this quarter, which represented our 14th consecutive quarter of positive comparable sales growth,” stated Mike MacDonald, President and Chief Executive Officer, DSW Inc.

Mr. MacDonald continued, “This quarter concluded a very strong year for the Company in which we grew total sales by 12%, generated a two year comparable store gain of 13.8% and increased earnings per share by 12%. We continue to make excellent progress on our strategic initiatives, all of which are designed to enhance our shopping experience, regardless of how and where the customer chooses to shop. We also rewarded our shareholders with dividends totaling $128 million in 2012.”

Fourth Quarter Operating Results

•	Sales increased 15.7% to $594.3 million compared to last year's fourth quarter sales of $513.7 million. The increase includes an incremental sales benefit of $32.3 million for the 53rd week.

•	For the thirteen week period, comparable sales increased by 3.6%. This follows an increase of 5.6% during the fourth quarter of 2011.

•
Reported net income was $27.1 million, or $0.59 per diluted share on 45.7 million weighted average shares outstanding, which included $4.2 million in legacy charges from RVI. This compares to Reported net income in the fourth quarter of 2011 of $19.4 million, which included a non-cash charge of $3.7 million related to the merger with RVI. Reported EPS for the fourth quarter last year was $0.37 per share.

•
Net income, adjusted for one-time items was $31.4 million, or $0.69 per diluted share on 45.7 million weighted average shares outstanding. This compares to Adjusted net income for the same period last year of $23.1 million, or $0.51 per diluted share on 45.3 million weighted average shares outstanding.

Full Year Operating Results

•	Fiscal 2012 sales increased 11.5% to $2,257.8 million from $2,024.3 million for fiscal 2011.

•	On a fifty-two week basis, comparable sales for fiscal 2012 increased 5.5% which came on top of an increase of 8.3% for fiscal 2011.

•
Reported net income in 2012 was $146.4 million, or $3.23 per diluted share on 45.3 million weighted average shares outstanding, which included $9.4 million in after-tax non-cash charges related to RVI and a $3.6 million after-tax award from credit card litigation. This compares to Reported net income in 2011 of $174.8 million, which included a non-cash benefit of $38.6 million related to the merger with RVI. Reported EPS last year was $4.54.

•
Fiscal 2012 net income, adjusted for one-time items, was $152.2 million or $3.35 per diluted share on 45.5 million weighted average shares outstanding. This compares to Adjusted net income for last year of $136.1 million, or $3.00 per diluted share on 45.3 million weighted average shares outstanding.

Fourth Quarter Balance Sheet Highlights

•	Cash, short term and long term investments totaled $410 million compared to $430 million last year.

•
Inventories were $394 million compared to $334 million last year, an increase of 17.8%, in line with expectations. On a cost per square foot basis, inventories supporting DSW stores increased by 1.0% at the end of quarter.

•	The company did not repurchase any shares under its $100 million share buyback program this quarter.

•	The company closed on the acquisition of its corporate headquarters and distribution center in Columbus, OH during the fourth quarter for $72 million.

Fiscal 2013 Annual Outlook
The company's sales trend has softened in the first six weeks of the 2013 fiscal year with comparable sales declining by 5% over that period.  Given this weak start, which is markedly different from DSW's consistent record of solid comparable sales growth over the last fourteen quarters,  it is difficult to project full year sales and profit performance with confidence.  Internally, the company is now managing merchandise receipts and inventories assuming flat comparable sales performance in the first half of the year.  If comparable sales for the full year were to be flat, the company estimates diluted earnings per share of $3.30 to $3.40, excluding any impact from the merger with RVI and the company's luxury initiative. The company intends to discuss the luxury initiative on its earnings conference call.

Webcast and Conference Call
To hear the Company's live earnings conference call, log on to http://www.dswinc.com/ today at 8:30 AM Eastern, or call (866) 524-3160 in the U.S. or (412) 317-6760 outside the U.S. To hear a replay of the earnings call, which will be available approximately two hours after the conference call ends, dial (877) 344-7529 in the U.S. or (412) 317-0088 outside the U.S. followed by conference number 10025993. An audio replay of the conference call, as well as additional financial information, will also be available at http://www.dswinc.com/.

About DSW Inc.
DSW Inc. is a leading branded footwear and accessories retailer that offers a wide selection of brand name and designer dress, casual and athletic footwear and accessories for women, men and kids.  As of March 19, 2013, DSW operates 364 stores in 41 states, the District of Columbia and Puerto Rico, and operates an e-commerce site, http://www.dsw.com, and a mobile website, http://m.dsw.com.  DSW also supplies footwear to 346 leased locations in the United States under the Affiliated Business Group. For store locations and additional information about DSW, visit http://www.dswinc.com. Follow DSW on Twitter at http://twitter.com/DSWShoeLovers and "like" DSW on Facebook at http://www.facebook.com/DSW.

DSW INC.
Q4 SEGMENT RESULTS

Net sales by reportable segment:

	Fourteen weeks ended	Thirteen weeks ended		Fiscal year ended
	February 2, 2013	January 28, 2012	% change	February 2, 2013	January 28, 2012	% change
	(in millions)			(in millions)

DSW	$562.6	$475.5	18.3%	$2,125.3	$1,871.9	13.5%
Affiliated Business Group	31.7	38.2	(17.0)%	132.5	152.4	(13.1)%
Total DSW Inc.	$594.3	$513.7	15.7%	$2,257.8	$2,024.3	11.5%

Comparable sales change by reportable segment:

	Thirteen weeks ended		Fifty-two weeks ended
	February 2, 2013	January 28, 2012	February 2, 2013	January 28, 2012

DSW	3.9%	5.9%	5.7%	8.6%
Affiliated Business Group	(2.2)%	1.4%	1.4%	5.1%
Total DSW Inc.	3.6%	5.6%	5.5%	8.3%

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Any statements in this release that are not historical facts, including the statements made in our "Fiscal 2013 Annual Outlook," are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These factors include, but are not limited to: our success in opening and operating new stores on a timely and profitable basis; maintaining strong relationships with our vendors; our ability to anticipate and respond to fashion trends; disruption of our distribution and fulfillment operations; continuation of supply agreements and the financial condition of our affiliated business partners; fluctuation of our comparable sales and quarterly financial performance; risks related to our information systems and data; failure to retain our key executives or attract qualified new personnel; our competitiveness with respect to style, price, brand availability and customer service; our reliance on our “DSW Rewards” program to drive traffic, sales and customer loyalty; our success in launching a luxury business; uncertain general economic conditions; our reliance on foreign sources for merchandise and risks inherent to international trade; risks related to leases of our properties; risks related to our cash and investments; and the realization of risks related to the Merger, including risks related to pre-merger RVI guarantees of certain Filene’s Basement leases and RVI's assumption of a pension plan. Additional factors that could cause our actual results to differ materially from our expectations are described in the Company's latest annual or quarterly report, as filed with the SEC. All forward-looking statements speak only as of the time when made. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.

DSW INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of	As of
	February 2, 2013	January 28, 2012

Assets
Cash and equivalents	$81,097	$79,003
Short-term investments	232,081	296,697
Accounts receivable, net	26,784	16,996
Inventories	393,794	334,390
Prepaid expenses and other current assets	20,637	24,448
Deferred income taxes	67,397	116,473
Total current assets	821,790	868,007

Property and equipment, net	300,313	235,726
Long-term investments	96,712	53,858
Goodwill	25,899	25,899
Deferred income taxes	9,443	15,653
Other assets	7,946	8,757
Total assets	$1,262,103	$1,207,900

Liabilities and shareholders' equity
Accounts payable	$152,112	$151,248
Accrued expenses	123,199	126,998
Warrant liability	—	29,303
Total current liabilities	275,311	307,549

Non-current liabilities	128,213	113,764
Total shareholders' equity	858,579	786,587
Total liabilities and shareholders' equity	$1,262,103	$1,207,900

DSW INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
and
RECONCILIATION OF ADJUSTED RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Fourteen weeks ended	Adjustments related to RVI legacy charges		Fourteen weeks ended
	February 2, 2013			February 2, 2013
	Reported			Adjusted
Net sales	594,254			$594,254
Cost of sales	(422,540)			(422,540)
Operating expenses	(126,022)	$5,986	(1)	(120,036)
Operating profit	45,692	5,986		51,678
Interest income, net	273			273
Income from continuing operations before income taxes	45,965	5,986		51,951
Income tax (provision) benefit	(18,819)	(1,771)	(1)	(20,590)
Net income	$27,146	$4,215		$31,361

Diluted shares used in per share calculations:	45,687			45,687

Diluted earnings per share:
Diluted earnings per share from continuing operations	$0.59			$0.69
Diluted earnings per share	$0.59			$0.69

Notes:

1)	Reflects lease impairment of $6.0M related to an RVI office lease and the impact of RVI-related tax expense.

	Thirteen weeks ended		Adjustments related to RVI legacy charges		Thirteen weeks ended
	January 28, 2012				January 28, 2012
	Reported				Adjusted
Net sales	$513,684				$513,684
Cost of sales	(367,721)				(367,721)
Operating expenses	(109,026)		$700	(1)	(108,326)
Change in fair value of derivative instruments	2,981		(2,981)	(2)	—
Operating profit	39,918		(2,281)		37,637
Interest income, net	33		40	(3)	73
Income from continuing operations before income taxes	39,951		(2,241)		37,710
Income tax (provision) benefit	(15,556)		913	(4)	(14,643)
Income from continuing operations	24,395		(1,328)		23,067
Total income from discontinued operations, net of tax	(5,028)		5,028	(5)	—
Net income	$19,367		$3,700		$23,067

Adjustments to net income from diluted earnings per share calculation:
Less: (Loss) in fair value of warrants	(2,981)	(6)	2,981
Net income for diluted earnings per share calculation	$16,386	(6)	$6,681		$23,067

Diluted shares used in per share calculations:	44,782	(7)			45,313

Diluted earnings (loss) per share:
Diluted earnings per share from continuing operations	$0.48	(6)			$0.51
Diluted loss per share from discontinued operations	$(0.12)
Diluted earnings per share	$0.37	(6)			$0.51

Notes:

1)
In addition to RVI-related expenses, also reflects pension expense, cure payment for RVI-owned property, recovery from Filene's Basement 2009 bankruptcy and current legal fees related to RVI lease guarantees.

2)	Change in fair value of derivative instruments, which relate to RVI’s warrants to purchase DSW common shares.

3)	Interest expense related to RVI-related tax penalty.

4)	Reflects impact of RVI-related tax expense.

5)	Reflects the removal of discontinued operations, which relate to guarantees of two Filene's Basement leases.

6)	Net income for the diluted earnings per share calculation is adjusted for the change in fair value of warrants.

7)
The Reported weighted average shares outstanding represent DSW Class A Common Shares and Class B Common Shares as well as the warrants and other dilutive instruments. Adjusted shares used in the per share calculations reflect DSW’s weighted average shares outstanding as of the first quarter of fiscal 2011, prior to the merger with RVI.

	Fiscal year ended		Adjustments related to RVI legacy charges		Adjustments related to award of damages		Fiscal year ended
	February 2, 2013						February 2, 2013
	Reported						Adjusted
Net sales	$2,257,778						$2,257,778
Cost of sales	(1,533,058)						(1,533,058)
Operating expenses	(481,797)		$6,546	(1)	$(4,018)	(4)	(479,269)
Change in fair value of derivative instruments	(6,121)		6,121	(2)
Operating profit	236,802		12,667		(4,018)		245,451
Interest income, net	3,811				(1,869)	(4)	1,942
Income from continuing operations before income taxes	240,613		12,667		(5,887)		247,393
Income tax (provision) benefit	(95,427)		(2,024)	(1)	2,245	(4)	(95,206)
Income from continuing operations	145,186		10,643		(3,642)		152,187
Total income from discontinued operations, net of tax	1,253		(1,253)
Net income	$146,439		$9,390		$(3,642)	(4)	$152,187

Diluted shares used in per share calculations:	45,303	(3)					45,466

Diluted earnings per share:
Diluted earnings per share from continuing operations	$3.20						$3.35
Diluted earnings per share from discontinued operations	$0.03
Diluted earnings per share	$3.23						$3.35

Notes:

1)	Reflects lease impairment of $6.0M related to an RVI office lease, legal fees related to the settlement of RVI litigation and other RVI legal expenses and related tax effects.

2)	Change in fair value of derivative instruments, which relate to RVI's warrants.

3)
The Reported weighted average shares outstanding represent DSW Class A Common Shares and Class B Common Shares as well as dilutive instruments. Adjusted shares used in the per share calculations reflect DSW's weighted average shares outstanding and assume full exercise of warrants at the beginning of the period.

4)
Reflects DSW's receipt of an award of damages related to the 2005 data theft of $5.3 million, net of related expense of $1.3 million and interest accrued on the settlement of $1.9 million. Also reflects the related tax effects.

	Fiscal year ended		Adjustments related to RVI legacy charges		Fiscal year ended
	January 28, 2012				January 28, 2012
	Reported				Adjusted
Net sales	$2,024,329				$2,024,329
Cost of sales	(1,370,382)				(1,370,382)
Operating expenses	(448,583)		$17,263	(1)	(431,320)
Change in fair value of derivative instruments	(53,914)		53,914	(2)
Operating profit	151,450		71,177		222,627
Interest (expense) income, net	(9,181)		10,524	(3)	1,343
Income from continuing operations before income taxes	142,269		81,701		223,970
Income tax benefit (provision)	58,069		(145,895)	(4)	(87,826)
Income from continuing operations	200,338		(64,194)		136,144
Total income from discontinued operations, net of tax	(4,855)		4,855	(5)
Net income	195,483		(59,339)		136,144
Less: net income attributable to the noncontrolling interests	(20,695)		20,695	(6)
Net income, net of noncontrolling interests	$174,788		$(38,644)		$136,144

Adjustments to net income from diluted earnings per share calculation:
Less: Gain in fair value of PIES and tax effected other PIES related expenses	(6,019)	(7)	6,019
Net income for diluted earnings per share calculation	$168,769	(7)	$(32,625)		$136,144

Diluted shares used in per share calculations:	37,138	(8)			45,313

Diluted earnings (loss) per share:
Diluted earnings per share from continuing operations	$4.68	(7)			$3.00
Diluted loss per share from discontinued operations	$(0.14)	(7)
Diluted earnings per share, net of noncontrolling interests	$4.54	(7)			$3.00

Notes:

1)	In addition to DSW and RVI transaction costs and RVI-related expenses, also reflects lease and asset impairment of $5.0M related to an RVI office lease.

2)	Change in fair value of derivative instruments, which relate to RVI’s PIES and warrants.

3)	Interest expense related to the PIES and RVI's debt.

4)	Reflects impact of reversal of valuation allowances and other merger-related tax items.

5)	Reflects the removal of discontinued operations, which relate to RVI’s dispositions of Value City and Filene’s Basement.

6)	Reflects the removal of the noncontrolling interest in DSW that RVI recorded through the merger date.

7)	Net income for the diluted earnings per share calculation is adjusted by the change in fair value of PIES and related tax-effected interest expense.

8)
Reported weighted average shares outstanding are prorated for pre-merger RVI shares through the merger date and post-merger DSW shares after the merger date and through period end. Through the merger date, RVI weighted average shares outstanding are adjusted for the 0.435 exchange ratio. After the merger date, the weighted average shares outstanding reflect DSW shares converted from RVI shares as well as DSW Class A Common Shares outstanding prior to the merger. Adjusted shares used in the per share calculations reflect DSW’s weighted average shares outstanding as of the first quarter of fiscal 2011, prior to the merger with RVI.

This release contains certain Adjusted financial measures. These measures are included as a complement to Reported results because management believes these Adjusted financial measures help explain underlying performance trends in DSW's business and provide useful information to both management and investors. The unaudited Condensed Consolidated Statements of Operations and Reconciliation of Adjusted Results should not be construed as an alternative to the Reported results determined in accordance with generally accepted accounting principles. Further, DSW's definition of Adjusted income information may differ from similarly titled measures used by other companies. While it is not possible to predict future results, management believes the Adjusted information is useful to investors for the assessment of the ongoing operations of DSW. The unaudited Condensed Consolidated Statements of Operations and Reconciliation of Adjusted Results should be read in conjunction with DSW's and RVI's historical financial statements and notes thereto contained in DSW's and RVI's quarterly reports on Form 10-Q and annual report on Form 10-K.
SOURCE: DSW Inc.

Company Contact:
DSW Inc.
Christina Cheng
Director of Investor Relations
(855) 893-5691